Exhibit 10.1

Execution Version

AMENDMENT NO. 3 TO RECEIVABLES PURCHASE AGREEMENT

THIS AMENDMENT NO. 3 TO RECEIVABLES PURCHASE AGREEMENT, dated as of October 1, 2018 (this “Amendment”), is by and among Sensient Receivables LLC, a Delaware limited liability company (“Seller”), Sensient Technologies Corporation, a Wisconsin corporation (“STC”), as initial Servicer and as the Performance Guarantor, and (c) Wells Fargo Bank, National Association, a national banking association (together with its successors and assigns, the “Purchaser”).

RECITALS

WHEREAS, the Seller, the Servicer and the Purchaser are parties to that certain Receivables Purchase Agreement, dated as of October 3, 2016 (as amended prior to the date hereof, the “Existing Purchase Agreement” and, as amended hereby and from time to time hereafter amended, restated or otherwise modified, the “Purchase Agreement”); and

WHEREAS, the parties wish to amend the Purchase Agreement as hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Definitions.  Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Purchase Agreement.

2.           Amendments.  The Existing Purchase Agreement is hereby amended as follows:

(a)         The definition of “Default Horizon Ratio” is hereby amended and restated in its entirety to read as follows:

“Default Horizon Ratio” means, as of any Cut-Off Date, the ratio (expressed as a decimal) computed by dividing (i) the aggregate sales generated by the Originators during the last four and one-half (4.5) months ending on such Cut-Off Date, by (ii) the Net Pool Balance as of such Cut-off Date.

(b)         Clause (c) of the definition of “Eligible Receivable” is hereby amended to delete “5%” where it appears and to substitute in lieu thereof “15%.”  In addition, (i) applicability of clause (o) of the definition of “Eligible Receivable” to Receivables originated by the Cosmetics Division of Sensient Colors LLC is hereby waived through October 31, 2018, and (ii) Section 5.1(o) and the first sentence of Section 6.2(b) of the Purchase Agreement shall only apply to Receivables originated by the Cosmetics Division of Sensient Colors LLC at any time after October 31, 2018 when they are included as Eligible Receivables in the Net Pool Balance.

(c)         The definition of “Facility Limit” is hereby amended to delete “$60,000,000” where it appears and to substitute in lieu thereof “$70,000,000.”

(d)         The definition of “Facility Termination Date” is hereby amended and restated in its entirety to read as follows:

“Facility Termination Date” means the earlier of (i) October 1, 2019, and (ii) the Amortization Date.

Execution Version

(e)         The definition of “Receivable” is hereby amended to delete the following sentence at the end thereof:

Notwithstanding the foregoing, in no event will the term “Receivable” include any indebtedness or obligation owing from Nestle USA Inc. and/or Nestle Purina Petcare Company or any of its direct or indirect subsidiaries or affiliates to Sensient Flavors LLC arising prior to the later to occur of November 15, 2017 and the date on which such obligations and indebtedness cease being sold by Sensient Flavors LLC to Bank of America, N.A. or its affiliates (as reasonably demonstrated by the Servicer to the Purchaser).

(f)         Exhibit I to the Existing Purchase Agreement is hereby amended to delete the following fifth paragraph at the beginning thereof:

The parties agree that although receivables generated by the Cosmetics Division of Sensient Colors LLC shall constitute “Receivables” for purposes of the Transaction Documents, in no event shall they be included in any Servicer Report as either Eligible Receivables or ineligible Receivables or in the computation or any reserve or ratio under this Agreement.

(g)         Exhibit IV to the Existing Purchase Agreement is hereby amended and restated in its entirety to read as set forth in Annex A to this Amendment.

3.          Effect of Amendment.  Except as specifically amended hereby, the Existing Purchase Agreement and all exhibits and schedules attached thereto and the Performance Undertaking shall remain in full force and effect.  This Amendment shall not constitute a novation of the Purchase Agreement or the Performance Undertaking, but shall constitute an amendment to thereto.

4.          Conditions Precedent.  Effectiveness of this Amendment is subject to the prior or contemporaneous satisfaction of each of the following conditions precedent:

(a)
Wells shall have received: (i) counterparts hereof, duly executed by each of the parties hereto and consented to by the Purchaser, and (ii) payment in immediately available funds of a fully-earned and non-refundable amendment fee equal to 5 basis points multiplied by $70,000,000.

(b)	Each of the representations and warranties contained in Section 5 of this Amendment shall be true and correct.

Execution Version

5.          Representations and Warranties.  Each of the Performance Guarantor, the Seller and the Servicer hereby represents and warrants to the Purchaser that each of the representations and warranties made by it or on its behalf in the Purchase Agreement or the Performance Undertaking, as applicable, were true and correct when made and are true and correct, in all material respects, on and as of the date of this Amendment with the same full force and effect as if each of such representations and warranties had been made by it on the date hereof and in this Amendment, and the Performance Undertaking is hereby ratified and confirmed.  The representations and warranties set forth above shall survive the execution of this Amendment.

6.          CHOICE OF LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW.

7.          CONSENT TO JURISDICTION.  EACH PARTY TO THIS AMENDMENT HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE AGREEMENTS, AND EACH SUCH PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.

8.         WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT, THE PURCHASE AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

9.          Binding Effect.  Upon execution and delivery of a counterpart hereof by each of the parties hereto, and the satisfaction of the conditions precedent set forth in Section 5 hereof, this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy).

10.         Legal Fees.  In addition to its obligations under the Purchase Agreement, the Seller agrees to pay all reasonable out-of-pocket costs and expenses incurred by the Purchaser, in connection with the negotiation, preparation, execution and delivery of this Amendment within 30 days after receipt of a reasonably detailed invoice therefor.

11.        Counterparts; Severability; Section References.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of a signature page to this Amendment.  Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

<Signature pages follow>

Execution Version

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers or attorneys-in-fact as of the date hereof.

SENSIENT RECEIVABLES LLC, as Seller

By:
Name:
Title:

SENSIENT TECHNOLOGIES CORPORATION, as the Servicer and the Performance Guarantor

By:
Name:
Title:

Execution Version

WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Purchaser

By:
Name:
Title:

Execution Version

Annex A

Bank Name and Address	Lock-Box Address (if applicable)	Lock-Box and/or Collection Account #	Account Name

Wells Fargo Bank P.O. Box 63020, San Francisco, CA 94163	4015 Solutions Center, Chicago, IL 60677-4000		Sensient Receivables LLC

Bank of America 100 West 33rd Street, New York, NY 10001	62453 Collections Center Drive, Chicago, IL 60693		Sensient Receivables LLC

Bank of America 100 West 33rd Street, New York, NY 10001	62455 Collections Center Drive, Chicago, IL 60693		Sensient Receivables LLC

Wells Fargo Bank P.O. Box 63020, San Francisco, CA 94163	PO Box 934701, Atlanta, GA 31193-4701		Sensient Receivables LLC